                                                                    EXHIBIT 10.1

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of the 3lst day of March, 1999, by and between INTEGRITY INCORPORATED, a Delaware corporation (hereinafter referred to as "Borrower"), and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., f/k/a Creditanstalt Corporate Finance, Inc., a Delaware corporation (hereinafter referred to as the "Lender").

                                  WITNESSETH:

         WHEREAS, Borrower and the Lender are party to that certain Loan and Security Agreement dated as of August 2, 1996 (as amended, modified, supplemented and restated from time to time, the "Loan Agreement") pursuant to which the Lender made available to Borrower a revolving credit facility permitting advances of up to Six Million Dollars ($6,000,000) at any one time outstanding and a term loan in the principal amount of Thirteen Million Dollars ($13,000,000); and

         WHEREAS, Borrower has requested that the Lender modify certain of the financial covenants set forth in Article 8 of the Loan Agreement, and

         WHEREAS, Borrower and the Lender desire to modify the Loan Agreement according to the terms and conditions more particularly described in this Amendment;

         NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions herein stated, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Defined terms used herein, as indicated by the initial capitalization thereof, shall have the meanings ascribed to such terms in the Loan Agreement.

         2. DEFINITION OF NET WORTH. The Loan Agreement is hereby amended by deleting the definition of Net Worth in its entirety and by substituting therefore a new definition of Net Worth to read as follows:

         "Net Worth" shall mean, as to any Person, at any time, the excess of such Person's total assets over Total Liabilities, excluding, however, from the definition of assets (a) the amount of any write-up in the book value of any asset resulting from a revaluation thereof subsequent to the later to occur of (i) the Closing Date and (ii) the date any such Person acquired such asset; (b) the amount of treasury stock of such Person; (c) the


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         amount of receivables from Affiliates of such Person; (d) unamortized debt discount and expense of such Person, and (e) with respect to Borrower and its consolidated Subsidiaries, for purposes of the Net worth covenant in Section 8.1 only, the effect of any write-down of select 1995 product masters not to exceed $2,000,000 for the fiscal year ending December 31, 1999; in each case as determined in accordance with GAAP on a consolidated basis for such Person and its Subsidiaries.

         3. FINANCIAL COVENANTS. The Loan Agreement is hereby further amended by deleting Sections 8.1, 8.2, and 8.5 thereof in their entirety and by substituting therefore new Sections 8.1, 8.2, and 8.5 to read as follows:

                 8.1 NET WORTH. Borrower and its consolidated Subsidiaries shall maintain at all times during the applicable periods set forth below, a Net Worth, on a consolidated basis, of not less than the amount set forth opposite each such applicable period:

                    Applicable Period                                  Amount
                 -----------------------                            -----------
                 01/01/99 - 03/31/99                                $11,000,000
                 04/01/99 - 06/30/99                                $11,500,000
                 07/01/99 - 09/30/99                                $12,000,000
                 10/01/99 - 12/31/99                                $12,500,000
                 01/01/00 - 12/31/00                                $13,000,000
                 At all times thereafter                            $15,000,000

                 8.2 CASH FLOW. Borrower and its Subsidiaries shall maintain as of the end of each fiscal quarter of Borrower during the applicable periods set forth below, a Cash Flow for the four fiscal quarter period then ended of not less than the amount set forth opposite each such applicable period:

                    Applicable Period                                 Amount
                 -----------------------                            ----------
                 01/01/99 - 06/30/99                                $6,000,000
                 07/01/99 - 12/31/99                                S6,500,000
                 01/01/00 - 12/31/00                                $7,000,000
                 At all times thereafter                            $7,500,000

                 8.5 FIXED CHARGE COVERAGE RATIO. Borrower and its consolidated Subsidiaries shall maintain, on a consolidated basis, as of the end of each fiscal quarter of Borrower during the applicable period set forth below, a Fixed Charge Coverage Ratio for the four fiscal quarter period then ended of not less than the ratio set forth opposite each such applicable period:


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
                    Applicable Period                                  Amount
                 -----------------------                              ---------
                 01/01/99-06/30/99                                    0.65:1.00
                 07/01/99-09/30/99                                    0.90:1.00
                 10/01/99-12/31/99                                    1.10:1.00
                 01/01/00 -12/31/00                                   1.20:1.00
                 At all times thereafter                              1.25:1.00

         4. AMENDMENT FEE. In consideration of the amendments set forth herein, Borrower agrees to pay to Lender an amendment fee (the "Amendment Fee") in the amount of $5,000, which shall be due and payable on the date of execution hereof. Such fee shall be fully earned on payment thereof and shall not be subject to proration or rebate for any reason.

         5. CONDITIONS PRECEDENT. Subject to the terms and conditions hereof, this Amendment and the amendments set forth herein shall not become effective unless and until (a) this Amendment has been executed by both the Borrower and the Lender and (b) Borrower shall have paid to Lender the Amendment Fee described in Section 4 hereof.

         6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT.

                 (a) Borrower hereby represents and warrants to the Lender that as of the date hereof, and after giving effect to this Amendment, (i) all of Borrower's representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof, and (ii) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document.

                 (b) Borrower hereby further represents and warrants to the Lender that (i) Borrower has the power and authority to enter into this Amendment and to perform all of its obligations hereunder; (ii) the execution and delivery of this Amendment has been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower; and (iii) the execution and delivery of this Amendment and performance thereof by Borrower does not and will not violate the Certificate of Incorporation, By-laws or other organizational documents of Borrower and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower or its properties.

         7. NO CLAIMS; OFFSET. Borrower hereby represents, warrants, acknowledges and agrees to and with the Lender that (a) Borrower does not hold or claim any right of action, claim, cause of action or damages, either at law or in equity, against the Lender which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Loan Agreement and the Loan Documents or which are


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based upon acts or omissions of the Lender in connection therewith and (b) the
Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.

         8. LIMITATION OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement or any other Loan Documents, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which when fully executed shall be deemed to constitute one and the same agreement. Any signature page to this Amendment may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         11. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         12. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Amendment Documents executed in connection herewith, and any other transactions contemplated hereby, including, without limitation, reasonable attorneys' fees.

         13. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed under seal as of the day and year first above written.

                                          "BORROWER"

                                           INTEGRITY INCORPORATED

                                           By: /s/ P. Michael Coleman
                                               -------------------------------
                                               Name:  P. Michael Coleman
                                               Title: President

                                           Attest:/s/ Allison S. Richardson
                                                  ----------------------------
                                           --------------------
                                               Name:  Allison S. Richardson
                                               Title: Secretary

                                                              [CORPORATE SEAL]

                                           "LENDER"

                                           BANK AUSTRIA CREDITANSTALT
                                           CORPORATE FINANCE, INC.

                                           By: /s/ Scott Kray
                                               -------------------------------
                                               Name: Scott Kray
                                               Title: Vice President

                                           By: /s/ Stephen Hipp
                                               -------------------------------
                                               Name: Stephen Hipp
                                               Title: Sr. Associate


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